UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2019

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000

Nashville, Tennessee 37214

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Common Stock Offering”) by Change Healthcare Inc. (the “Company”) of its common stock, par value $0.001 per share (“Common Stock”), and the concurrent public offering (the “Units Offering” and, together with the Common Stock Offering, the “Offerings”) by the Company of its 6.00% tangible equity units (“Units”), described in the Company’s prospectus relating to the Common Stock Offering (the “Common Stock Prospectus”) and the Company’s prospectus relating to the Units Offering, in each case dated June 26, 2019 (collectively, the “Prospectuses”), filed with the Securities and Exchange Commission on June 28, 2019 pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-230345), as amended (the “Registration Statement”), the following agreements were entered into.

Units

The Company issued the Units and Purchase Contracts (as defined below) under a purchase contract agreement (the “Purchase Contract Agreement”), dated as of July 1, 2019, between the Company and U.S. Bank N.A., as purchase contract agent, as attorney-in-fact for holders of Purchase Contracts (as defined below) and as trustee under the indenture referred to below. The Company issued the Amortizing Notes (as defined below) under an indenture dated as of July 1, 2019 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of July 1, 2019 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank N.A., as trustee.

Each Unit offered is composed of (i) a prepaid stock purchase contract issued by the Company (each, a “Purchase Contract”) pursuant to which the Company will deliver to the holder, not later than June 30, 2022 (subject to postponement in certain limited circumstances, the “mandatory settlement date”), unless earlier settled at the holder’s or the Company’s option, a number of shares of Common Stock per Purchase Contract equal to the settlement rate described below, and (ii) a senior amortizing note issued by the Company (each, an “Amortizing Note”) with an initial principal amount of $8.2378 that pays equal quarterly installments of $0.7500 per Amortizing Note (except for the September 30, 2019 installment payment, which will be $0.7417 per Amortizing Note), which cash payment in the aggregate will be equivalent to 6.00% per year with respect to the $50.00 stated amount per Unit.

Purchase Contracts

Unless earlier redeemed or settled at the holder’s or the Company’s option, for each Purchase Contract the Company will deliver to holders on the mandatory settlement date a number of shares of Common Stock. The number of shares of Common Stock issuable upon settlement of each Purchase Contract (the “mandatory settlement rate”) will be determined as follows:

•

if the Applicable Market Value (as defined below) of the Common Stock is greater than the threshold appreciation price (initially approximately $15.60), then the holder will receive 3.2051 shares of Common Stock for each Purchase Contract (the “minimum settlement rate”);

•

if the Applicable Market Value of the Common Stock is less than or equal to the threshold appreciation price but greater than or equal to the reference price (initially approximately $13.00), then the holder will receive a number of shares of Common Stock for each Purchase Contract having a value, based on the Applicable Market Value, equal to $50.00; and

•

if the Applicable Market Value of the Common Stock is less than the reference price, then the holder will receive 3.8461 shares of Common Stock for each Purchase Contract (the “maximum settlement rate”).

The “Applicable Market Value” means the arithmetic average of the VWAPs (as defined in the Purchase Contract Agreement) per share of the Company’s Common Stock on each of the 20 consecutive trading days beginning on, and including, the 21st scheduled trading day immediately preceding June 30, 2022. The minimum settlement rate and the maximum settlement rate are each subject to adjustment as set forth in the Purchase Contract Agreement.

At any time prior to 5:00 p.m., New York City time, on the second scheduled trading day immediately preceding June 30, 2022, a holder of Purchase Contracts may settle any or all of its Purchase Contracts early, in which case the Company will deliver a number of shares of Common Stock per Purchase Contract equal to the minimum settlement rate. In addition, at any time prior to the second scheduled trading day immediately preceding June 30, 2022, if a “Fundamental Change” (as defined in the Purchase Contract Agreement) occurs, holders may settle any or all of their Purchase Contracts early. If a holder elects to settle its Purchase Contracts early in connection with such Fundamental Change, it will receive a number of shares of Common Stock (and any cash payable for fractional shares) per Purchase Contract based on the “Fundamental Change Early Settlement Rate” as defined in, and in accordance with, the Purchase Contract Agreement. In either case, upon early settlement at a holder’s election of a Purchase Contract that is a component of a Unit, the corresponding Amortizing Note will remain outstanding and be beneficially owned by or registered in the name of, as the case may be, the holder who elected to settle the related Purchase Contract early.

On or after March 30, 2020, the Company may elect to settle all, but not less than all, outstanding Purchase Contracts at the “early mandatory settlement rate” on a date fixed by the Company upon not less than five business days’ notice. The “early mandatory settlement rate” will be the maximum settlement rate as of the relevant notice date, unless the closing price per share of the Common Stock for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the notice date in a period of 30 consecutive trading days ending on, and including, the trading day immediately preceding the notice date exceeds 130% of the threshold appreciation price in effect on each such trading day, in which case the “early mandatory settlement rate” will be the minimum settlement rate as of the notice date. If the Company elects to settle all the Purchase Contracts early, holders will have the right to require the Company to repurchase their Amortizing Notes on the terms set forth in the First Supplemental Indenture.

Amortizing Notes

Each Amortizing Note will have an initial principal amount of $8.2378, will bear interest at a rate of 5.50% per annum and will have a final installment payment date of June 30, 2022. On each March 30, June 30, September 30 and December 30, commencing on September 30, 2019, the Company will pay equal quarterly cash installments of $0.7500 per Amortizing Note (except for the September 30, 2019 installment payment, which will be $0.7417 per Amortizing Note), which will constitute a payment of interest and a partial repayment of principal, and which cash payment in the aggregate per year will be equivalent to 6.00% per year with respect to the $50.00 stated amount per Unit. The Amortizing Notes will be the direct, unsecured and unsubordinated obligations of the Company and will rank equally with all of the existing and future other unsecured and unsubordinated indebtedness of the Company.

If the Company elects to settle the Purchase Contracts early, holders of Amortizing Notes will have the right to require the Company to repurchase their Amortizing Notes for cash at the repurchase price set forth in the First Supplemental Indenture.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Amortizing Notes then outstanding may declare the unpaid principal of the Amortizing Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Amortizing Notes together with any accrued and unpaid interest thereon will become due and payable.

Mirror Arrangements

As previously reported in the Registration Statement, the Company has invested an amount equal to the net proceeds from the sale of the Units in the Units Offering in its equity method investee, Change Healthcare LLC, a Delaware limited liability company (the “Joint Venture”). The Joint Venture, in turn, has entered into the arrangements (the “Mirror Arrangements”) with the Company on economic terms designed to materially mirror those of the Units. More specifically, the Company has loaned a portion of the net proceeds from the sale of the Units to the Joint Venture on terms designed to materially mirror those of the amortizing notes, including with respect to installment payments, redemption and settlement. In addition, the Joint Venture has provided the Company with the right to acquire additional membership interests in the Joint Venture (“LLC Units”) in the future on terms designed to materially mirror those of the prepaid purchase contracts, including with respect to settlement rates and certain anti-dilution adjustments.

General

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit, in each case in accordance with the terms of the Purchase Contract Agreement.

The Company has been approved to list the Units on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “CHNGU”. However, the Company will not initially apply to list the separate Purchase Contracts or the separate Amortizing Notes on any securities exchange or automated inter-dealer quotation system.

The foregoing descriptions of the Units, the Purchase Contracts and the Amortizing Notes are summaries and are not meant to be complete descriptions of the Units, the Purchase Contracts and the Amortizing Notes. Each summary is qualified in its entirety by the Purchase Contract Agreement (including the forms of Unit and Purchase Contract included therein), the Base Indenture and the First Supplemental Indenture (including the form of Amortizing Note), as applicable, which are filed as Exhibits 4.1, 4.4 and 4.5, respectively, to this Current Report and are incorporated herein by reference as though each were fully set forth herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 1, 2019, in connection with the consummation of the Common Stock Offering, Change Healthcare Inc. completed the purchase, for cash, of newly issued LLC Units from the Joint Venture, its equity method investee, at a purchase price per unit equal to the initial public offering price per share of common stock in the Common Stock Offering net of underwriting discounts. More specifically, Change Healthcare Inc. purchased from the Joint Venture 49,285,713 newly issued LLC Units for an aggregate purchase price of approximately $609 million. The issuance and sale of such newly issued LLC Units by the Joint Venture to Change Healthcare Inc. resulted in an increase in the Company’s percentage ownership in the Joint Venture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above and Item 8.01 below is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director; Committee Composition; Director Compensation

Effective June 26, 2019, following the effective time of the Registration Statement, Messrs. John H. Hammergren, Howard L. Lance, Bansi Nagji, Philip M. Pead, Phillip W. Roe, Britt Vitalone, and Robert J. Zollars were appointed to the Board of Directors of the Company, joining Messrs. Neil E. de Crescenzo, Nicholas L. Kuhar and Neil P. Simpkins. In addition, effective June 26, 2019, Messrs. Kuhar, Pead, Roe and Vitalone were appointed to serve as members of the Audit Committee of the Board of Directors; Messrs. Lance, Nagji and Simpkins were appointed to serve as members of the Compensation Committee of the Board of Directors; and Messrs. Lance, Nagji, Simpkins and Zollars were appointed to serve as members of the Nominating and Corporate Governance committee of the Board of Directors. Biographical information regarding these directors, equity awards made to eligible non-employee directors, a description of the material terms of the directors’ annual compensation and relationships required to be disclosed pursuant to Item 404(a) of Regulation S-K have previously been reported by the Company in the Prospectuses.

Change Healthcare Inc. 2019 Omnibus Incentive Plan

On June 26, 2019, the Company’s Board of Directors and stockholders adopted the Change Healthcare Inc. 2019 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), in the form filed as Exhibit 10.11 to the Registration Statement. For further information regarding the Omnibus Incentive Plan, see “Management—Executive Compensation—Equity Compensation and Stock Purchase Plan—Omnibus Incentive Plan” in the Prospectuses. The Omnibus Incentive Plan is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The material terms of the Omnibus Incentive Plan are substantially the same as the terms set forth in the form of such document filed as an exhibit to the Registration Statement and as described in the Prospectuses.

Change Healthcare Inc. 2019 Employee Stock Purchase Plan

On June 26, 2019, the Company’s Board of Directors and stockholders adopted the Change Healthcare Inc. 2019 Employee Stock Purchase Plan (the “ESPP”), in the form filed as Exhibit 10.26 to the Registration Statement. For further information regarding the ESPP, see “Management—Executive Compensation—Equity Compensation and Stock Purchase Plan—ESPP” in the Prospectuses. The ESPP is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The material terms of the ESPP are substantially the same as the terms set forth in the form of such document filed as an exhibit to the Registration Statement and as described in the Prospectuses.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2019, the Company’s amended and restated certificate of incorporation (the “Charter”) became effective and the Company’s bylaws were also amended and restated (the “Bylaws”), each as contemplated by the Registration Statement. The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The material terms of the Charter and the Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01	Other Events.

On July 1, 2019, the Company completed the Common Stock Offering and the Units Offering. The Company sold 49,285,713 shares of Common Stock at a public offering price of $13.00 per share, including 6,428,571 shares of Common Stock pursuant to the full exercise of the underwriters’ option to purchase additional shares. In addition, the Company issued and sold 5,750,000 Units in the Units Offering with a stated amount of $50.00 per Unit, including 750,000 Units pursuant to the full exercise of the underwriters’ option to purchase additional Units. The Company received net proceeds of $609 million from the Common Stock Offering and $279 million from the Units Offering, in each case after underwriting discounts and commissions.

As contemplated in the Prospectuses, the Company (1) used all of the net proceeds from the Common Stock Offering to purchase a number of newly issued LLC Units from the Joint Venture that is equivalent to the number of shares of Common Stock issued and sold in the Common Stock Offering and (2) invested an amount equal to the net proceeds from the Units Offering in the Joint Venture. The Joint Venture, in turn, entered into arrangements with the Company on economic terms designed to materially mirror those of the Units.

As contemplated in the Prospectuses, the Joint Venture intends to use the net proceeds from both the Common Stock Offering and the Units Offering to repay a portion of the outstanding indebtedness under its senior secured term loan facility.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 14, 2019 in the Registration Statement and incorporated by reference herein are the following exhibits:

99.1 Audited consolidated financial statements of the Joint Venture as of March 31, 2019 and 2018 and for the years ended March 31, 2019 and 2018 and the period from June 17, 2016 (inception) to March 31, 2017.

99.2 Audited consolidated financial statements of Change Healthcare Performance, Inc. (formerly Change Healthcare, Inc.) at February 28, 2017 and December 31, 2016 and 2015, and for the period January 1, 2017 to February 28, 2017 and each of the two years in the period ended December 31, 2016.

99.3 Audited combined financial statements of Core MTS as of February 28, 2017 and March 31, 2016, and for the eleven months ended February 28, 2017 and for the year ended March 31, 2016.

(b) Pro Forma Financial Information.

Pro forma financial information required pursuant to Article 11 of Regulation S-X presenting unaudited pro forma condensed financial information as of and for the year ended March 31, 2019 is incorporated by reference herein as exhibit 99.4.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Change Healthcare Inc., dated as of June 26, 2019.

3.2	Amended and Restated Bylaws of Change Healthcare Inc., dated as of June 26, 2019.

4.1	Purchase Contract Agreement, dated as of July 1, 2019, between Change Healthcare Inc. and U.S. Bank N.A., as purchase contract agent, as attorney-in-fact for the Holders from time to time as provided therein and as trustee under the indenture referred to therein.

4.2	Form of Unit (included in Exhibit 4.1).

4.3	Form of Purchase Contract (included in Exhibit 4.1).

4.4	Indenture, dated as of July 1, 2019, between Change Healthcare Inc. and U.S. Bank N.A., as trustee.

4.5	First Supplemental Indenture, dated as of July 1, 2019, between Change Healthcare Inc. and U.S. Bank N.A., as trustee.

4.6	Form of Amortizing Note (included in Exhibit 4.5).

10.1	Change Healthcare Inc. 2019 Omnibus Incentive Plan.

10.2	Change Healthcare Inc. 2019 Employee Stock Purchase Plan.

23.1	Consent of Deloitte & Touche LLP as to Change Healthcare LLC.

23.2	Consent of Deloitte & Touche LLP as to Core MTS.

23.3	Consent of Ernst & Young LLP as to Change Healthcare Performance, Inc. (formerly Change Healthcare, Inc.).

99.1	Audited consolidated financial statements of the Joint Venture as of March 31, 2019 and 2018 and for the years ended March 31, 2019 and 2018 and the period from June 17, 2016 (inception) to March 31, 2017 (incorporated by reference to the Registration Statement).

99.2	Audited consolidated financial statements of Change Healthcare Performance, Inc. (formerly Change Healthcare, Inc.) at February 28, 2017 and December 31, 2016 and 2015, and for the period January 1, 2017 to February 28, 2017 and each of the two years in the period ended December 31, 2016 (incorporated by reference to the Registration Statement).

99.3	Audited combined financial statements of Core MTS as of February 28, 2017 and March 31, 2016, and for the eleven months ended February 28, 2017 and for the year ended March 31, 2016 (incorporated by reference to the Registration Statement).

99.4	Unaudited Pro Forma Condensed Financial Information (incorporated by reference to the Common Stock Prospectus).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
Name:	Loretta A. Cecil
Title:	Executive Vice President, General Counsel

Date: July 2, 2019